Exhibit 10.73

Signed 12/9, sent via email 12/10.

Cherokee Pharmaceuticals LLC (A PRWT Company)

www.AccessHR.net
Human Resources Portal Implementation

Statement of Work

Prepared by:

Elite Group
October 1, 2007

REVISED NOVEMBER 20, 2007

NO WARRANTIES OF ANY NATURE ARE EXTENDED BY THE DOCUMENT. Any product and related materials disclosed herein are only furnished pursuant and subject to the terms and conditions of a duly executed software license. The only warranties made by Elite Group, if any, with respect to the products described in this document are set forth in such license or agreement. Elite Group cannot accept any financial or other responsibility that may be the result of the use of the information in this document or software material, including damages of any kind.

The information contained herein is subject to change without notice. Revisions may be issued to advise of such changes and/or additions.

Elite Group name and logo are registered trademarks of The Elite Group, LLC.

November 14, 2007

Skip Lee
Cherokee Pharmaceuticals LLC (A PRWT Company)
1835 Market Street
8th Floor
Philadelphia, PA 19103

Dear Skip:

I'm pleased to submit the attached Statement of Work for your AccessHR.net Human Resources and Benefits Administration Portal implementation. This proposal outlines the following:

- **Project Management and Communications**
- **Cherokee Pharmaceuticals LLC (A PRWT Company) Responsibilities**
- **Elite Group Portal Implementation Services**
- **Project Timeline**

We appreciate this opportunity to work with Cherokee Pharmaceuticals LLC (A PRWT Company). Please contact me at anytime during the project with questions or concerns.

Sincerely,

Rebecca Iscaro

Rebecca Iscaro
Manager of Benefits Services

Cherokee Pharmaceuticals LLC (A PRWT Company)
AccessHR.net Human Resources and Benefits Administration
Portal Implementation

Statement of Work

Target date for implementation completion: January 15, 2008

Please note that this date is subject to change based on required documentation and data provided to Elite by agreed upon date.

Approved by: Rebecca Iscaro, Manager of Benefit Services 11/14/2007
(Elite Group Title) (Date)

Approved by: [signature] 12/9/2007
~~(Client Title)~~ (Date)
SVP, Human Resources

Table of Contents

1. Project Management

The project is a joint effort between The Elite Group, LLC and Cherokee Pharmaceuticals LLC (A PRWT Company) ("the Client"). Both parties will provide project managers (primary contacts) to accomplish the integration of the application. The primary contacts will conduct regularly scheduled project status meetings and/or conference calls. The primary contacts will manage project scope, monitor task progress, and document new issues and concerns. The project team will consist of an Elite Administrator, a Cherokee Pharmaceuticals LLC (A PRWT Company) HR administrator, and key support personnel both technical and operational. The Cherokee Pharmaceuticals LLC (A PRWT Company) managers will be asked to consult at intervals throughout the project.

2. Client Responsibilities

The following data will be provided by Cherokee Pharmaceuticals LLC (A PRWT Company):

- Customized Color Scheme and Logo
- Organization Demographic Information
- Current pay frequency and date of next payroll
- 2008 Holiday Schedule
- Employee 2008 Vacation Eligibility
- Organization Structure to identify Unrestricted HR Admin Access and Manager Access
- Employee Benefits Eligibility
- Employee Benefits Enrollment
- Electronic Documents
- Web Links

In addition, the Client will provide the following to ensure a successful implementation of this project:

- Provide a list of Administrative contacts/resources and job title from **Cherokee Pharmaceuticals LLC (A PRWT Company)**.
- During the on-site configuration and training by an Elite Group Consultant, have all needed resources and contacts available for the consultant.
- Participation in an implementation meeting at the beginning of the on-site engagement.
- Designate an HR Administrator within **Cherokee Pharmaceuticals LLC (A PRWT Company)** to serve as a single point of contact.
- Establish any priority issue to be resolved during/following implementation.

- Provide Elite Group with all required company data and benefit information. Provide all data to be converted and all requested information and data in a timely manner as requested by Elite Group's project manager.

3. Elite Group Responsibilities

Once Cherokee Pharmaceuticals LLC (A PRWT Company)' data is loaded, Elite Group will configure the following:

- **Manage Organizations**

  Objectives: Create Cherokee Pharmaceuticals LLC (A PRWT Company) organization in the portal. Enter company name, affiliate information, Industry, business type, account number, payroll codes, tax id, NAICS code, sic code, employee count, payroll parameters. Establish Cherokee Pharmaceuticals LLC (A PRWT Company)' Employer Administrators. Establish Manager Access views (if applicable).

- **Manage Carriers**

  Objectives: Enter all carriers providing benefits for Cherokee Pharmaceuticals LLC (A PRWT Company). Enter contact information, address, website, and phone information.

- **HR Document Management**

  Objectives: Create and load all generic HR templates and requested Cherokee Pharmaceuticals LLC (A PRWT Company) documents; company manuals, employee handbooks, new employee orientation, performance management, newsletters, recruitment and hiring, and training.

- **Create Benefit Plans**

  Objectives: Load plan type, name, description, provider, effective period, Rates and costs, enrolment periods, and change conditions for required plans.

- **Set Plan Comparison Documents**

  Objectives: Load plan comparison and description documents relevant to each plan offered by employer.

- **Create Employee Records for Cherokee Pharmaceuticals LLC (A PRWT Company)**

  Objectives: Load personal employee information, SSN, DOB, Marital status, Gender, Set User Role to HR Administrator. Load specific employment information, employee ID, status, annual compensation, regular hours, compensation type, time clock number, vacation time, title, tax information, benefits eligibility and payroll parameters.

- **Set Manager Access**

  Objectives: Assign employees to Managers. Designate appropriate level of access: Employment Info, Notes, eFolder.

- **Enroll Employee in Benefit Plans**

  Objectives: Select all current benefit plans eligible to employee and enroll.

- **Create Portal Manual**

  Objectives: Create a customized user manual to instruct **Cherokee Pharmaceuticals LLC (A PRWT Company)** employees how to use www.AccessHR.net. Elite Group will provide an initial supply of booklets to rollout www.AccessHR.net to **Cherokee Pharmaceuticals LLC (A PRWT Company)** employees and will post a master copy on www.AccessHR.net. Additional booklets can be purchased through the Elite Group.

4. Training

Employer Administrator

Following the system configuration, Elite Group will train Cherokee Pharmaceuticals LLC (A PRWT Company) HR Administrator on the following:

- Adding company employees, personal and employment data, and define user roles
- Administer benefit plans, adding plans, changing plans, setting enrolment periods
- Managing HR templates and documents, uploading company and industry docs
- Reporting, employee census report, employment activity reports, enrollment reports
- Enroll employees in benefit plan

Elite Group will provide training to the HR Administrator at on site at Elite or via WebEx. After the training period Elite Group will provide phone support to the HR Administrator.

5. Estimated Project Timetable

The project data below defines an estimate and a sample of the high-level project implementation tasks. When a formal start date has been established, an Elite Administrator in consultation with Cherokee Pharmaceuticals LLC (A PRWT Company) key personnel will create a project plan. At certain steps throughout the project there may be multiple Elite consultants working on the tasks and some of the tasks may run concurrently.

Calendar Duration of Project: *Approximately 60 calendar days from date of signed Statement of Work agreement*

Main Implementation Project Stages:

Elite Group

ACCESSHR.NET Portal Implementation

Tasks	*Responsibility*	*Start Date*	*Expected Completion Date*
Project Kick-off			
Review and Sign Statement of Work	Elite/Client	10/03/07	10/10/2007 Reviewed document- Final sign-off required
Determine Number of Administrators	Elite/Client	10/03/07	Week of 11/19/07
			Week of 11/19/07
Set company Portal Branding	Elite/Client	10/03/07	Need Logo
Create Portal Client			
Elite Admin creates company	Elite/Client	10/08/07	Completed 11/09/07
Elite Admin adds carriers	Elite	10/08/07	Completed 11/29/07
Create Style Sheet	Elite	10/08/07	Completed 11/29/07
Verify Payroll, Document, and Active Directory	Elite	10/08/07	Completed 11/09/07
Configure Organization			

Set Holiday Schedule	Elite/Client	10/08/07	Week of 11/26/07
Set Earnings Codes	Elite	10/08/07	Completed Week of 11/09/07
Set Payroll Departments	Elite	10/08/07	Completed 11/09/07
Set Payroll Divisions	Elite	10/08/07	Completed 11/09/07
Set Manager View	Elite	10/08/07	N/A
Set Leave Tracking Parameters	Elite	10/08/07	N/A
Add Benefit Plans			
Collect Plan Data	Elite	10/15/07	Completed 11/19/07
Input Client Benefit Plan Information	Elite	10/15/07	Week of 11/26/07
Input Client Plan documents	Elite	10/15/07	Week of 11/26/07
Add Employee Users			
Client send employee data file	Client	10/15/2007	Received 11/08/07
Collect Employee Personal data	Elite	10/22/07	Completed 11/09/07
Collect Employee Employment Data	Elite	10/22/07	Completed 11/09/07
Input data	Elite	10/22/07	Completed 11/12/07
Human Resource Portal Configuration			
Collect Client Specific HR documents	Elite/Client	10/29/2007	Week of 12/03/07
Input client HR documents	Elite/Client	10/29/2007	Week of 12/03/07
Add Client Specific Web Links	Elite/Client	10/29/2007	Completed 11/19/07
Designate Manager Access (if applicable)	Elite/Client	10/29/2007	N/A
Assign employees to Managers (if applicable)	Elite/Client	10/29/2007	N/A
Client Employee Enrollment			
Client sends enrollment data file (benefit elections)	Client	11/19/07	Rec'd 11/19/07
Client send dependent data file	Client	11/08/07	Completed 11/19/07
Client employee and dependent enrollment	Elite	11/26/07	Week of 12/03/07
Client Enrollment review and testing	Elite	11/26/07	Week of 12/17/07
Training			
Prepare Training Agenda	Elite	Week of 12/3/07	Week of 01/14/08

Employer Administrator Training	Elite/Client	Week of 12/3/07	Week of 01/14/08
HR Document Management Training	Elite/Client	Week of 12/3/07	Week of 01/14/08
Create user Portal Manual	Elite/Client	Week of 12/3/07	Week of 01/14/08
Client Rollout			
Client data entry of new hires, terms, changes on portal	**Client**		Following Training
Client data entry of enrollment changes on portal	**Client**		Following Training
Client data entry of payroll deduction changes on their payroll system (renewal, plan changes, etc)	**Client**		Following Training